ANNUAL REPORT



STATE FARM BALANCED FUND, INC.

ONE STATE FARM PLAZA - BLOOMINGTON, ILLINOIS 61710

For Account Information and Shareowner
Services: (309) 766-2029

For Price Information ONLY:
1-800/447-0740






                                                       November 30, 1996






This report is not to be distributed unless preceded or accompanied by a prospectus.

                     STATE FARM BALANCED FUND, INC.


Dear Shareowner:

   Another good year has passed for owners of common stocks and investors in the Balanced Fund. The S&P 500 Index, which tends to be the most widely followed of the broadly based indices, produced a total return of 27.9% over the past twelve months, while the common stock portfolio of your Fund yielded 23.1%. With results of the fixed-income portfolio included, the Balanced Fund provided an overall total return of 15.8% for the fiscal year ended November.
   The following graph compares a $10,000 investment in the Balanced Fund over the last ten years to theoretical investments of the same amount in the S&P 500 Index and the Lehman Brothers Intermediate Treasury Index. As one might expect, returns of your Fund tend to fall in between those of the indices.

                    COMPARISON OF CHANGE IN VALUE OF
                    $10,000 INVESTMENT FOR THE YEARS
                           ENDED NOVEMBER 30

                     Fund's Avg Annual Total Return
                      1 YEAR    5 YEAR    10 YEAR
                       15.78%    12.59%    14.07%

                          BALANCED           S&P 500*          LEHMAN
                            FUND                             INTERMED**
-----------------------------------------------------------------------
1986                      $10,000            $10,000          $10,000
1987                       10,029              9,541           10,286
1988                       11,608             11,755           11,024
1989                       14,520             15,373           12,397
1990                       15,724             14,830           13,421
1991                       20,613             17,851           15,150
1992                       23,793             21,140           16,389
1993                       24,485             23,271           17,895
1994                       25,460             23,521           17,593
1995                       32,214             32,202           19,990
1996                       37,297             41,172           21,110

Past performance is not predictive of future performance.

* The S&P 500 Index is a capitalization-weighted measure of 500 widely held common stocks listed on the New York and American Stock
   Exchanges and traded in the Over-The-Counter Market.
** The Lehman Brothers Intermediate Treasury Index contains approximately
   130 U.S. Treasury securities with maturities ranging from one to ten years.

   The S & P 500 Index and the Lehman Brothers Intermediate Treasury Index represent unmanaged groups of stocks and bonds that differ from the composition of the Balanced Fund. Unlike an investment in the Balanced Fund, theoretical investments in the indeces do not reflect expenses.

   The investment portfolio of the Fund has more or less been carried upward in value by the same factors which have pulled general common stock prices higher over the course of the year. These factors include a reasonably healthy domestic economy, numerous corporate mergers, good growth in corporate profits and strong demand for common stocks generated by record flows of monies into equity mutual funds. Towards the end of the year, common stock prices sprinted ahead as a positive spin was put on election results and market interest rates declined.

   The shares of companies generally classified in the financial, computer, pharmaceutical, consumer product, energy and telecommunication supplier sectors tended to perform most strongly over the past twelve months. The stocks of telephone, utility, metals and construction companies did not do as well.
  The general composition of the Fund's common stock portfolio was changed somewhat over the last twelve months. A discussion of alterations which we consider most significant follows. Early in the year, the Fund received approximately equal amounts of cash and Disney stock when Capital Cities/ABC was merged into Disney, and the cash was redeployed in companies which we feel are quite sensitive to general global economic growth. In a move to make the stock portfolio more diversified, all or portions of nine holdings were sold later in the year with proceeds from the sales used to establish new investment positions in shares of 23 different companies. Some of the sales involved companies that are not meeting our expectations, while in other instances holdings were reduced as we reacted to high market valuations placed on the stocks or to portfolio weightings which had grown to uncomfortable levels. Additions to the portfolio include stocks of companies which we feel are growing satisfactorily and have prospects for earning good long-term returns.
   U.S. Treasury bonds continue to dominate the fixed-income portfolio of the Fund and the overall maturity structure has not changed much over the course of the year. The average weighted maturity of long-term U.S. Treasury obligations stands at approximately 5.6 years with maturities or likely calls spread mostly over the next ten years.
   The general mood of investors is quite upbeat at the moment. We must admit that we are bothered by the rapid rise of stock prices after some market difficulties in the middle of the year. Again, investors have seen reinforcement of the belief that any indigestion in the market merely presents an opportunity to pour money into stocks. Times like these remind us that market dynamics change over time, but the basic human characteristics of greed and fear, which tend to drive securities markets to extremes in both directions, are timeless. Investor perceptions will ultimately change, we just don't know when or what will cause the change.
   As always we encourage you to view your investment in the Fund as a truly long term commitment. Its assets are invested in good quality securities which over time should provide you with satisfactory investment results.
   The directors have declared a capital gain distribution of $1.325 per Balanced Fund share which will be paid on December 31, 1996. A semi-annual income dividend of $.720 per share will also be paid on December 31, 1996. Both will be used to purchase additional shares for your account unless you have elected to receive payments directly by check.


Sincerely,



Paul N. Eckley        John S. Concklin         Kurt G. Moser
Vice President        Vice President           Vice President

December 17, 1996

                     REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareowners
State Farm Balanced Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of State Farm Balanced Fund, Inc. as of November 30, 1996, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1987. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Farm Balanced Fund, Inc. at November 30, 1996, the results of its operations and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1987, in conformity with generally accepted accounting principles.


                                                          ERNST & YOUNG LLP


Chicago, Illinois
December 13, 1996

                     STATE FARM BALANCED FUND, INC.
                        PORTFOLIO OF INVESTMENTS
                           November 30, 1996


SHARES                                                               VALUE
                         COMMON STOCKS (62.3%)
               AGRICULTURE & FOOD (6.5%):
736,957        Archer-Daniels-Midland Company                    $ 16,213,054
 13,000        Campbell Soup Company                                1,074,125
190,000        The Coca-Cola Company                                9,713,750
155,000        Kellogg Company                                     10,520,625
 27,000        Pioneer Hi-Bred International, Inc.                  1,883,250
 29,000        Sara Lee Corporation                                 1,138,250
                                                                 ------------
                                                                   40,543,054
               BANKS (6.9%):
137,280        Bancorp Hawaii, Inc.                                 5,988,840
236,962        Banponce Corporation                                 7,701,265
 21,000        J.P. Morgan & Co. Incorporated                       1,981,875
212,000        Norwest Corporation                                  9,911,000
229,000        Wachovia Corporation                                13,740,000
 13,100        Wells Fargo & Company                                3,728,587
                                                                 ------------
                                                                   43,051,567
               CHEMICALS (5.8%):
115,000        Air Products and Chemicals, Inc.                     7,992,500
 23,000        The Dow Chemical Company                             1,926,250
 98,000        Great Lakes Chemical Corporation                     5,255,250
120,000        International Flavors & Fragrances Inc.              5,460,000
110,000        Raychem Corporation                                  9,377,500
103,500        Sigma-Aldrich Corporation                            6,468,750
                                                                 ------------
                                                                   36,480,250
               COMPUTERS AND SOFTWARE (4.4%):
377,000        Hewlett-Packard Company                             20,310,875
 34,300        International Business Machines Corporation          5,466,562
 13,000    (a) Microsoft Corporation                                2,039,375
                                                                 ------------
                                                                   27,816,812
               CONSUMERS & MARKETING (3.7%):
 80,000        Hon Industries Inc.                                  2,480,000
 65,000        Jostens, Inc.                                        1,381,250
 47,700        Minnesota Mining and Manufacturing Company           3,994,875
172,800        Rubbermaid Incorporated                              4,147,200
150,000        The Gillette Company                                11,062,500
                                                                 ------------
                                                                   23,065,825
               ELECTRONIC MANUFACTURING (1.4%):
 19,000        AMP Incorporated                                       726,750
 38,100        General Electric Company                             3,962,400
 31,000        Intel Corporation                                    3,933,125
                                                                 ------------
                                                                    8,622,275

                     STATE FARM BALANCED FUND, INC.
                        PORTFOLIO OF INVESTMENTS
                           November 30, 1996


SHARES                                                               VALUE
               HEALTH CARE (8.6%):
 38,700        Allergan, Inc.                                    $  1,243,238
427,751        Ballard Medical Products                             8,020,331
405,000        Biomet, Inc.                                         6,682,500
198,000        Johnson & Johnson                                   10,518,750
106,000        Eli Lilly and Company                                8,109,000
 46,000        Medaphis Corporation                                   477,250
  5,400        Medtronic, Inc.                                        357,075
 50,000        Merck & Co., Inc.                                    4,150,000
160,000        Pfizer Inc.                                         14,340,000
                                                                 ------------
                                                                   53,898,144
               MEDIA (6.5%):
 42,000        Lee Enterprises, Incorporated                          934,500
 42,000        Lee Enterprises, Incorporated, Class B                 934,500
200,000        Reuters Holdings PLC (ADR)                          14,525,000
331,165        The Walt Disney Company                             24,423,419
                                                                 ------------
                                                                   40,817,419
               MINING AND METALS (1.9%):
160,000        Nucor Corporation                                    8,700,000
 50,000        The RTZ Corporation PLC (ADR)                        3,381,250
                                                                 ------------
                                                                   12,081,250
               NON-ELECTRIC MANUFACTURING (.8%):
 50,000        Caterpillar Inc.                                     3,956,250
 10,000        Illinois Tool Works Inc.                               857,500
                                                                 ------------
                                                                    4,813,750
               OIL AND GAS (5.3%):
 34,000        Amoco Corporation                                    2,639,250
144,000        Chevron Corporation                                  9,648,000
 76,000        Exxon Corporation                                    7,191,500
180,000        K N Energy, Inc.                                     7,312,500
 65,220        Pennzoil Company                                     3,668,625
 17,000        Royal Dutch Petroleum Company (ADR)                  2,887,875
                                                                 ------------
                                                                   33,347,750

                     STATE FARM BALANCED FUND, INC.
                        PORTFOLIO OF INVESTMENTS
                           November 30, 1996


SHARES                                                               VALUE
               RETAILING (.2%):
 47,000        Wal-Mart Stores, Inc.                             $  1,198,500


               TELECOMMUNICATIONS & EQUIPMENT (7.5%):
258,200    (a) ADC Telecommunications, Inc.                         9,359,750
170,000        AT&T Corp.                                           6,672,500
 24,000    (a) Airtouch Communications, Inc.                          615,000
 32,000        Ameritech Corporation                                1,884,000
 83,000        Deutsche Telekom (ADR)                               1,774,125
 68,000        LM Ericsson Telephone Company (ADR)                  2,099,500
 55,094        Lucent Technologies Inc.                             2,823,567
261,000        MCI Communications Corporation                       7,960,500
 64,000        Motorola, Inc.                                       3,544,000
192,900        SBC Communications Inc.                             10,151,363
                                                                 ------------
                                                                   46,884,305
               UTILITIES-ELECTRIC (1.1%):
 69,000        Central and South West Corporation                   1,845,750
 36,000        Duke Power Company                                   1,669,500
 85,000        Pacificorp                                           1,785,000
 80,000        Southern Company                                     1,780,000
                                                                 ------------
                                                                    7,080,250

               MISCELLANEOUS (1.7%):
124,100        Corning Incorporated                                 5,026,050
 84,375    (a) Osmonics, Inc.                                       1,792,969
 53,400        Vulcan Materials Company                             3,324,150
 18,750        Other                                                  342,188
                                                                 ------------
                                                                   10,485,357
                                                                 ------------
                 Total common stocks (cost: $191,079,463)         390,186,508

                     STATE FARM BALANCED FUND, INC.
                        PORTFOLIO OF INVESTMENTS
                           November 30, 1996


PRINCIPAL
 AMOUNT                                                              VALUE
                 LONG-TERM U.S. TREASURY OBLIGATIONS (29.4%)
$ 2,500,000   U.S. Treasury notes, 6 1/2%, due 11-30-1996        $  2,499,425
  2,000,000   U.S. Treasury notes, 8%, due 1-15-1997                2,006,400
  3,000,000   U.S. Treasury notes, 8 1/2%, due 5-15-1997            3,042,750
  4,000,000   U.S. Treasury notes, 8 5/8%, due 8-15-1997            4,088,280
  3,000,000   U.S. Treasury notes, 8 3/4%, due 10-15-1997           3,083,520
  4,000,000   U.S. Treasury notes, 8 1/8%, due 2-15-1998            4,120,440
  2,000,000   U.S. Treasury notes, 7 7/8%, due 4-15-1998            2,061,280
  2,500,000   U.S. Treasury notes, 9%, due 5-15-1998                2,620,325
  3,000,000   U.S. Treasury notes, 9 1/4%, due 8-15-1998            3,176,520
  2,500,000   U.S. Treasury notes, 7 1/8%, due 10-15-1998           2,567,775
  3,000,000   U.S. Treasury notes, 8 7/8%, due 2-15-1999            3,198,930
  2,000,000   U.S. Treasury notes, 7%, due 4-15-1999                2,059,820
  2,000,000   U.S. Treasury notes, 9 1/8%, due 5-15-1999            2,157,380
  3,000,000   U.S. Treasury notes, 6 3/8%, due 7-15-1999            3,052,620
  1,500,000   U.S. Treasury notes, 6%, due 10-15-1999               1,514,085
  2,500,000   U.S. Treasury notes, 7 7/8%, due 11-15-1999           2,646,100
  3,000,000   U.S. Treasury notes, 6 3/8%, due 1-15-2000            3,058,260
  2,000,000   U.S. Treasury notes, 8 1/2%, due 2-15-2000            2,159,980
  3,000,000   U.S. Treasury notes, 6 7/8%, due 3-31-2000            3,102,420
  3,000,000   U.S. Treasury notes, 5 1/2%, due 4-15-2000            2,979,720
  3,000,000   U.S. Treasury notes, 8 3/4%, due 8-15-2000            3,294,900
  3,000,000   U.S. Treasury notes, 8 1/2%, due 11-15-2000           3,285,690
  4,200,000   U.S. Treasury notes, 7 3/4%, due 2-15-2001            4,503,744
    625,000   U.S. Treasury bonds, 13 1/8%, due 5-15-2001             802,712
  2,000,000   U.S. Treasury notes, 8%, due 5-15-2001                2,170,660
    680,000   U.S. Treasury bonds, 13 3/8%, due 8-15-2001             889,345
  1,000,000   U.S. Treasury notes, 7 7/8%, due 8-15-2001            1,083,430
  5,500,000   U.S. Treasury notes, 7 1/2%, due 11-15-2001           5,887,970
  5,000,000   U.S. Treasury bonds, 14 1/4%, due 2-15-2002           6,867,000
  2,000,000   U.S. Treasury notes, 7 1/2%, due 5-15-2002            2,152,840
  7,500,000   U.S. Treasury notes, 6 3/8%, due 8-15-2002            7,684,725
  2,570,000   U.S. Treasury bonds, 11 5/8%, due 11-15-2002          3,304,763
  5,000,000   U.S. Treasury notes, 6 1/4%, due 2-15-2003            5,086,800
  3,000,000   U.S. Treasury bonds, 10 3/4%, due 5-15-2003           3,763,080
  3,500,000   U.S. Treasury notes, 5 3/4%, due 8-15-2003            3,462,795
  5,500,000   U.S. Treasury bonds, 11 7/8%, due 11-15-2003          7,322,810
  5,000,000   U.S. Treasury notes, 5 7/8%, due 2-15-2004            4,973,450
  5,000,000   U.S. Treasury notes, 7 1/4%, due 5-15-2004            5,377,800
  6,000,000   U.S. Treasury notes, 7 1/4%, due 8-15-2004            6,456,900
  1,500,000   U.S. Treasury bonds, 11 5/8%, due 11-15-2004          2,024,385
  5,000,000   U.S. Treasury notes, 7 1/2%, due 2-15-2005            5,470,450
  1,785,000   U.S. Treasury bonds, 8 1/4%, due 5-15-2005            1,907,594
  3,500,000   U.S. Treasury notes, 6 1/2%, due 5-15-2005            3,606,715
  4,800,000   U.S. Treasury bonds, 10 3/4%, due 8-15-2005           6,301,872
  2,000,000   U.S. Treasury notes, 5 7/8%, due 11-15-2005           1,975,680
 11,500,000   U.S. Treasury bonds, 9 3/8%, due 2-15-2006           14,182,950

                     STATE FARM BALANCED FUND, INC.
                        PORTFOLIO OF INVESTMENTS
                           November 30, 1996


PRINCIPAL
 AMOUNT                                                                                     VALUE
$ 2,000,000   U.S. Treasury notes, 6 7/8%, due 5-15-2006                                $  2,113,860
  3,000,000   U.S. Treasury notes, 7%, due 7-15-2006                                       3,198,120
  1,000,000   U.S. Treasury bonds, 10 3/8%, due 11-15-2009                                 1,263,910
  7,000,000   U.S. Treasury bonds, 10%, due 5-15-2010                                      8,757,910
                                                                                        ------------
                Total long-term U.S. Treasury obligations (cost: $180,594,154)           184,370,890

                        SHORT-TERM INVESTMENTS (7.9%)
 27,000,000   U.S. Treasury bills, 5.005% to 5.155% effective
                yield, due 12-1996 to 2-1997                                              26,840,970
    800,000   Ford Motor Credit Company, 5.40%, 12-3-1996                                    800,360
 11,665,000   General Electric Capital Corp., 5.25%, 12-3-1996                            11,683,743
    100,000   General Motors Acceptance Corp., 5.28%, 12-3-1996                              100,147
  9,945,000   General Motors Acceptance Corp., 5.31%, 12-10-1996                           9,950,871
                                                                                        ------------
                Total short-term investments (cost: $49,366,072)                          49,376,091
                                                                                        ------------
              TOTAL INVESTMENTS (99.6%)(cost: $421,039,689)                              623,933,489
              CASH AND OTHER ASSETS, LESS LIABILITIES (.4%)                                2,159,977
                                                                                        ------------
              NET ASSETS (100.0%)                                                       $626,093,466
                                                                                        ============

Notes: (a)    Non-income producing security.
       (b)    At November 30, 1996, net unrealized appreciation of $202,893,800 consisted of gross unrealized appreciation of $205,609,682 and gross unrealized depreciation of $2,715,882 based on cost of $421,039,689 for federal income tax purposes.




            See accompanying notes to financial statements.

                     STATE FARM BALANCED FUND, INC.
                  STATEMENT OF ASSETS AND LIABILITIES
                           November 30, 1996


                                 ASSETS

Investments, at value (cost: $421,039,689)                                          $ 623,933,489
Cash                                                                                      331,341
Receivable for:
  Dividends and interest                                          $ 3,483,062
  Securities sold                                                   2,007,000
  Shares of the Fund sold                                              20,269
  Sundry                                                                4,725           5,515,056
                                                                  -----------
Prepaid expenses                                                                           23,939
                                                                                    -------------
Total assets                                                                          629,803,825

                       LIABILITIES AND NET ASSETS

Payable for:
  Securities purchased                                              1,893,697
  Shares of the Fund redeemed                                       1,574,912
  Other accounts payable (including $213,535 to Manager)              241,750
                                                                  -----------
    Total liabilities                                                                   3,710,359
Net assets applicable to 14,894,201 shares outstanding of                           -------------
  $1.00 par value common stock (40,000,000 shares
  authorized)                                                                       $ 626,093,466
                                                                                    =============

Net asset value, offering price and redemption price per share                      $       42.04
                                                                                    =============

                         ANALYSIS OF NET ASSETS

Excess of amounts received from sales of shares over amounts
  paid on redemptions of shares on account of capital                               $ 382,021,209
Undistributed net realized gain on sales of investments                                19,696,852
Net unrealized appreciation of investments                                            202,893,800
Undistributed net investment income                                                    21,481,605
                                                                                    -------------
Net assets applicable to shares outstanding                                         $ 626,093,466
                                                                                    =============





            See accompanying notes to financial statements.

                     STATE FARM BALANCED FUND, INC.
                        STATEMENT OF OPERATIONS

                                                         YEAR ENDED NOVEMBER 30,
                                                          1996            1995
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of
    $50,782 in 1996 and $51,552 in 1995)              $ 5,482,441     $  4,786,907
  Interest                                             15,309,121       11,685,903
                                                      ----------------------------
    Total investment income                            20,791,562       16,472,810

EXPENSES:
  Investment advisory and management fee                  699,356          580,820
  Professional fees                                        24,573           26,243
  ICI dues                                                 20,958           18,897
  Registration fees                                        21,227           16,296
  Fidelity bond expense                                     4,981            5,077
  Directors' fees                                           4,500            3,300
  Reports to shareowners                                   14,319           24,442
  Franchise taxes                                          13,277           11,706
  Custodian fees                                           31,864           35,265
  Other                                                     4,000            2,562
                                                      ----------------------------
    Total expenses                                        839,055          724,608
    Less:custodian fees paid indirectly                    22,206           28,581
                                                      ----------------------------
    Net expenses                                          816,849          696,027
                                                      ----------------------------
Net investment income                                  19,974,713       15,776,783

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on sales of investments            19,696,852        3,027,922
  Change in net unrealized appreciation                44,174,789       82,375,184
                                                      ----------------------------
Net realized and unrealized gain on investments        63,871,641       85,403,106
                                                      ----------------------------

Net change in net assets resulting from operations    $83,846,354     $101,179,889
                                                      ============================





            See accompanying notes to financial statements.

                     STATE FARM BALANCED FUND, INC.
                   STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED NOVEMBER 30,
                                                          1996            1995
From operations:
  Net investment income                              $ 19,974,713     $ 15,776,783
  Net realized gain on sales of investments            19,696,852        3,027,922
  Change in net unrealized appreciation                44,174,789       82,375,184
                                                     -----------------------------
  Net change in net assets resulting
    from operations                                    83,846,354      101,179,889

Undistributed net investment income included in
  price of shares issued and redeemed                   1,103,905        1,310,468

Distributions to shareowners from:
  Net investment income (per share $1.30 in 1996 and
    $1.19 in 1995)                                    (17,457,079)     (14,601,565)
  Net realized gain (per share $.19 in 1996 and
    $.185 in 1995)                                     (3,027,922)      (2,185,924)
                                                     -----------------------------
  Total distributions to shareowners                  (20,485,001)     (16,787,489)

From Fund share transactions:
  Proceeds from shares sold                           101,714,529       71,322,157
  Reinvestment of ordinary income dividends
    and capital gain distributions                     19,818,987       15,888,903
                                                     -----------------------------
                                                      121,533,516       87,211,060
  Less payments for shares redeemed                    59,654,782       43,678,734
                                                     -----------------------------
  Net increase in net assets from Fund share
    transactions                                       61,878,734       43,532,326
                                                     -----------------------------
Total increase in net assets                          126,343,992      129,235,194
Net assets:
  Beginning of year                                   499,749,474      370,514,280
                                                     -----------------------------
  End of year (including undistributed net
    investment income of $21,481,605 in 1996 and
    $17,860,066 in 1995)                             $626,093,466      499,749,474
                                                     =============================







            See accompanying notes to financial statements.

                     STATE FARM BALANCED FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS


1.  SIGNIFICANT ACCOUNTING POLICIES
    SECURITY VALUATION -- Investments are stated at value. Stocks traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices on the day of valuation or, if there are no reported sales on that day, at the mean of the last bid and asked quotations. Other stocks traded over-the-counter are valued at the mean of the last bid and asked prices. Long-term debt securities and U.S. Treasury bills are valued using quotations provided by an independent pricing service. Short-term debt securities, other than U.S. Treasury bills, are valued on an amortized cost basis. Any securities not valued as described above are valued at fair value as determined in good faith by the Board of Directors or its delegate.
    SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date.
Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are reported on an identified cost basis.
    FUND SHARE VALUATION -- Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of 3:00 p.m. Bloomington, Illinois time on each business day other than customary weekend and holiday closings, except that the Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset value per share is computed by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.
    FEDERAL INCOME TAXES, DIVIDENDS AND DISTRIBUTIONS TO SHAREOWNERS --
It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments reportable for federal income tax purposes. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.
    On December 13, 1996, an ordinary income dividend of $.72 per share and a capital gain distribution of $1.325 per share were declared, payable December 31, 1996 (reinvestment date December 31, 1996) to shareowners of record December 13, 1996.
    Dividends and distributions payable to its shareowners are recorded by the Fund on the ex-dividend date.
    EQUALIZATION ACCOUNTING -- A portion of proceeds from sales and payments on redemptions of Fund shares is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.
    RECLASSIFICATION -- Certain reclassifications have been made to the Statement of Operations for 1995 to conform with 1996 presentation.

                     STATE FARM BALANCED FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS


2.  TRANSACTIONS WITH AFFILIATES
    The Fund has an investment advisory and management services agreement with State Farm Investment Management Corp. (Manager) pursuant to which the Fund pays the Manager an annual fee (computed on a daily basis and paid quarterly) of .20% of the first $100 million of average net assets, .15% of the next $100 million of average net assets and .10% of the average net assets in excess of $200 million. The Manager guarantees that all expenses of the Fund, including the compensation of the Manager but excluding franchise taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs, shall not exceed .40% of average net assets annually.
    Under the terms of this agreement, the Fund incurred fees of $699,356 for 1996 and $580,820 for 1995. The Fund pays no fees for transfer agent services provided by the Manager. The Fund does not pay any discount, commission or other compensation for underwriting services provided by the Manager.
    Certain officers and/or directors of the Fund are also officers and/or directors of the Manager. The Fund made no payments to its officers or directors during the two years ended November 30, 1996, except for directors' fees of $4,500 for 1996 and $3,300 for 1995 paid to the Fund's independent directors.

3.  INVESTMENT TRANSACTIONS
    Investment transactions (exclusive of short-term investments) for each of the two years ended November 30 were as follows:

                                                         1996              1995

    Purchases                                        $124,248,498      $ 50,802,670
    Proceeds from sales                                49,420,816        21,538,464
                                                     ==============================


4.  FUND SHARE TRANSACTIONS
    Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following number of shares:

                                                         YEAR ENDED NOVEMBER 30,
                                                         1996              1995

Shares sold                                             2,713,063         2,152,790
Shares issued in reinvestment of ordinary income
  dividends and capital gain distributions                525,667           501,082
                                                     ------------------------------
                                                        3,238,730         2,653,872
Less shares redeemed                                    1,579,058         1,326,997
                                                     ------------------------------
Net increase in shares outstanding                      1,659,672         1,326,875
                                                     ==============================

                     STATE FARM BALANCED FUND, INC.

                          FINANCIAL HIGHLIGHTS


PER SHARE INCOME AND CAPITAL CHANGES (For a share outstanding throughout each year)

                                                                      YEAR ENDED NOVEMBER 30,
                                   1996      1995      1994      1993      1992      1991      1990      1989      1988      1987

Net asset value, beginning of
  year                           $37.76     31.12     30.88     31.24     27.98     22.72     22.27     18.81     17.32     18.69

  Income From Investment
    Operations
    Net investment income          1.39      1.25      1.03       .98       .98       .94      1.06       .92       .89       .81
    Net gain or loss on
     securities (both realized
     and unrealized)               4.38      6.77       .17      (.09)     3.29      5.81       .74      3.61      1.76      (.72)
                                 -------------------------------------------------------------------------------------------------
  Total from investment
    operations                     5.77      8.02      1.20       .89      4.27      6.75      1.80      4.53      2.65       .09

  Less Distributions
    Net investment
     income                       (1.30)    (1.19)     (.89)    (1.01)     (.89)    (1.03)     (.92)     (.86)     (.83)     (.74)
    Capital gain                   (.19)     (.19)     (.07)     (.24)     (.12)     (.46)     (.43)     (.21)     (.33)     (.72)
                                 -------------------------------------------------------------------------------------------------
  Total Distributions             (1.49)    (1.38)     (.96)    (1.25)    (1.01)    (1.49)    (1.35)    (1.07)    (1.16)    (1.46)

Net asset value, end of year     $42.04     37.76     31.12     30.88     31.24     27.98     22.72     22.27     18.81     17.32
                                 =================================================================================================

Total Return                      15.78%    26.53%     3.98%     2.91%    15.43%    31.09%     8.29%    25.09%    15.73%      .38%

Ratios/Supplemental Data
Net assets, end of year
  (millions)                     $626.1     499.7     370.5     327.8     259.7     173.5     108.8      88.7      63.8      50.9
Ratio of expenses to average
  net assets                        .15%      .17%(a)   .17%      .19%      .22%      .26%      .27%      .29%      .31%      .38%
Ratio of net investment income
  to average net assets            3.63%     3.66%     3.36%     3.20%     3.29%     3.66%     4.87%     4.50%     4.86%     4.24%
Portfolio turnover rate               9%        6%        4%        4%        4%        1%       10%       10%        7%       12%
Number of shares outstanding
at end of year (millions)          14.9      13.2      11.9      10.6       8.3       6.2       4.8       4.0       3.4       2.9

Average commission rate paid per share on stock transactions for the year ended November 30, 1996 was $.0599.

Note: (a) The ratio based on net custodian expenses would have been .16% in 1995.

                       _________________________

                     STATE FARM BALANCED FUND, INC.
                            TAX INFORMATION

  The Fund paid ordinary income dividends of $.64 per share in June 1996 and $.72 per share in December 1996. Of these dividends, 24% qualifies for the 70% deduction for dividends received by corporations as provided by the Internal Revenue Code. The remaining amounts of each dividend should be reported as income from non-qualifying dividends.

  In December 1996, the Fund made a capital gain distribution of $1.325 per share, 100% of which was paid from long-term capital gain and is designated as a capital gain dividend.

NOTE: Dividends and distributions paid to you must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with the provisions of the Internal Revenue Code.

                                       ANNUAL
                                       REPORT


                                       November 30, 1996


                                       STATE
                                       FARM
                                       BALANCED
                                       FUND, INC.

                                       ONE STATE FARM PLAZA
                                       BLOOMINGTON, ILLINOIS 61710
                                       TELEPHONE (309) 766-2029









G 4030.06